As filed with the Securities and Exchange Commission on July 9, 1999


                                   ----------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): JULY 1, 1999


                       HEALTHCORE MEDICAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                       0-22947              43-1771999
 (State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
  incorporation or  organization)                            Identification No.)

       11904 BLUE RIDGE BLVD
        GRANDVIEW, MISSOURI                                        64030
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (816) 736-4900


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




                             Exhibit Index on Page 4

ITEM 5.   OTHER EVENTS.



         On July 1, 1999, HealthCore Medical Solutions, Inc., a Delaware corporation ("HealthCore"), and Adatom, Inc., a privately held California corporation ("Adatom"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Adatom will be merged with and into HealthCore (the "Merger"), with HealthCore being the surviving corporation under the name Adatom.com, Inc. (the "Surviving Corporation") All existing Class A common stock and warrants of HealthCore will remain outstanding. The Class B common stock of HealthCore will be eliminated and the Class A common stock of HealthCore will be retitled as common stock. Adatom stockholders will receive common stock of the Surviving Corporation representing approximately 77.5% of the Surviving Corporation subject to adjustment in certain circumstances. The Merger is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         Consummation of the Merger is subject to a number of conditions including, without limitation, approval of the Merger by the stockholders of
HealthCore and Adatom.

         The press release issued by HealthCore and Adatom with respect to the announcement of the Merger Agreement is included as Exhibit 99 hereto.

         The foregoing descriptions of and references to the Merger Agreement and the Press Release are qualified in their entirety by reference to the complete texts of the Merger Agreement and Press Release, which are filed as exhibits to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBITS. The following exhibits are filed herewith:

NO.                                   DESCRIPTION
--                                    -----------
2              Agreement and Plan of Merger, dated July 1, 1999, between
               HealthCore and Adatom.
99             Press release, dated July 1, 1999.



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


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 1999
                                  HEALTHCORE MEDICAL SOLUTIONS, INC.

                                  By: /s/ Neal J. Polan
                                      -------------------------------------
                                      Neal J. Polan
                                      Chairman of the Board and Chief Executive
                                      Officer

                               EXHIBIT INDEX

NO.                                 DESCRIPTION
--                                  -----------
 2            Agreement and Plan of Merger, dated July 1, 1999, between
              HealthCore and Adatom.
99            Press release, dated July 1, 1999.





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